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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2001


                              ITC/\DELTACOM, INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-23253                 58-2301135
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


        1791 O.G. Skinner Drive
          West Point, Georgia                             31833
(Address of Principal Executive Offices                 (ZIP Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On January 29, 2001, ITC/\DeltaCom, Inc. issued a press release announcing the completion of its capital lease facility with NTFC Capital Corporation. Attached as Exhibit 99 to this Current Report on Form 8-K is the text of the January 29, 2001 press release, which is incorporated by reference in this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.    Press Release, dated January 29, 2001.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITC/\DELTACOM, INC.


Date:   January 29, 2001                /s/ J. Thomas Mullis
                                        -----------------------
                                        J. Thomas Mullis
                                        Senior Vice President--General Counsel,
                                        Secretary

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